UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road, #50477, Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 21st and 24th 2026, the Crypto Company (the “Company”) entered into Amendments to Secured Promissory Notes with Eksa Holdings LLC, Practivist Investors LLC, Robert Nail, and Three Mile Creek Future LLC (each, a “Noteholder” and collectively, the “Noteholders”), pursuant to which the Company issued an aggregate of 234,251,400 shares of its common stock to the Noteholders (“Shares”) in exchange for a maturity extension of the Eksa Holdings LLC, Practivist Investors LLC, and Robert Nail promissory notes from December 2025 and the Three Mile Creek Future LLC from July 2025 (the “Promissory Notes”) previously held by the Noteholders (the “Amended Promissory Notes”). The number of shares issued represented 20% of the aggregate principal amount of the Promissory Notes, calculated using the principal amount of the Promissory Notes, $1,054,071, and the price of the Company’s common stock at the close of trading on August 11, 2026, $0.0009.

Each Amended Promissory Note has a maturity date in August 2027. Under the terms of the Amended Promissory Notes, the Noteholders may receive an additional one-time payment of 10% of note principal outstanding, if any such principal remains outstanding as of May 11, 2027, payable in Company Shares.

The Amended Promissory Notes contain customary representations, warranties, and covenants of the Company, as well as standard events of default.

The foregoing description of the Amended Promissory Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such form of agreement, which is attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference. The issuance of the Amended Promissory Notes to the Noteholders in the aggregate principal amount of $1,054,071 constitutes a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The Shares and Amended Promissory Notes were issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as the transactions did not involve a public offering, the investors were “accredited investors” within the meaning of Rule 501 of Regulation D, and the investors acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Amendment to Secured Promissory Note dated September 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2026

THE CRYPTO COMPANY

	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Interim CFO and Secretary